SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement [ ] Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material under Rule 14a-12

                               GFSB BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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

                         [GFSB BANCORP, INC. LETTERHEAD]





September 26, 2003

Dear Stockholder:

         On behalf of the Board of Directors and management of GFSB Bancorp, Inc. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at Gallup Federal Savings Bank's Loan Center located at 214 West Aztec Avenue, Gallup, New Mexico, on October 27, 2003, at 10:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the annual meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions you may have.

         You will be asked to elect three directors and to ratify the appointment of Neff + Ricci LLP as the Company's independent public accountants for the fiscal year ending 2004. The Board of Directors has approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible, because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card. Please note that if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the annual meeting.

                                                 Sincerely,





                                                 /s/Richard C. Kauzlaric
                                                 -----------------------
                                                 Richard C. Kauzlaric
                                                 President

--------------------------------------------------------------------------------
                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 27, 2003
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of GFSB Bancorp, Inc. (the "Company"), will be held at Gallup Federal Savings Bank's Loan Center located 214 West Aztec Avenue, Gallup, New Mexico, on October 27, 2003, at 10:00 a.m., local time, for the following purposes:

1.       To elect three directors of the Company; and

2. To ratify the appointment of Neff + Ricci LLP as independent public accountants of the Company for the fiscal year ending June 30, 2004;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on September 15, 2003 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended June 30, 2003 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/George S. Perce
                                           ------------------
                                           George S. Perce
                                           Secretary
Gallup, New Mexico
September 26, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 27, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GFSB Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Gallup Federal Savings Bank's Loan Center located at 214 West Aztec Avenue, Gallup, New Mexico, on October 27, 2003, at 10:00 a.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about September 26, 2003.

         All properly executed written proxies that are delivered pursuant to this Proxy Statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1; (b) FOR Proposal 2 (ratification of the appointment of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (George S. Perce, at 221 West Aztec Avenue, Gallup, New Mexico 87301) written notice of such revocation,
(ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

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                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on September 15, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,146,270 shares of the Company's common stock outstanding (the "Common Stock"). Additionally, each stockholder of record on the record date is entitled to one vote for each share held.

         The certificate of incorporation of the Company (the "Certificate of Incorporation") provides that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Certificate of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates or associates (as such terms are defined in the Certificate of Incorporation), or which such person or any of his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Certificate of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, as submitted as Proposal 1, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the appointment of independent public accountants, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                                      Percent of Shares of
                                               Amount and Nature of       Common Stock
Name and Address of Beneficial Owner           Beneficial Ownership      Outstanding(%)
------------------------------------           --------------------      --------------

Gallup Federal Savings Bank Employee Stock
Ownership Plan (the "ESOP")
221 West Aztec Avenue, Gallup, New Mexico             96,896 (1)                8.5

Lance S. Gad
1250 Fence Raw Drive
Fairfield, Connecticut  06430                         82,126 (2)                7.2

Charles L. Parker, Jr.
221 West Aztec Avenue
Gallup, New Mexico                                    87,313 (3)                7.6

Richard C. Kauzlaric
221 West Aztec Avenue
Gallup, New Mexico                                   129,476 (3)               11.2

George S. Perce
221 West Aztec Avenue
Gallup, New Mexico                                    87,333 (3)                7.6


----------------------------------

(1) The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting directors is received will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the record date, 63,962 shares have been allocated under the ESOP to participant accounts.
(2)  Based on a Schedule 13G filed on February 10, 1998.
(3)  See "Proposal 1 - Election of Directors".

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2003 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members, each of whom also serves as a director of Gallup Federal Savings Bank (the "Bank"). Three directors will be elected at the Meeting, to serve for a three-year term or until his successor has been elected and qualified.

         Michael P. Mataya, Charles L. Parker, Jr. and George S. Perce (the "Nominees") have been nominated by the Board of Directors to serve as a directors. The Nominees are currently members of the Board of Directors and have been nominated for three-year terms to expire in 2006.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.

                                                                                                       Common
                                                                                                        Stock
                                                                                                    Beneficially
                                                                Year First         Current          Owned as of
                                                                Elected or         Term to         September 15,        Percent
Name and Position(s)                           Age(1)          Appointed(2)        Expire             2003(3)           Owned(%)
--------------------                           ------          ------------        -------            -------           --------
                                              BOARD NOMINEES FOR TERM TO EXPIRE IN 2006


Michael P. Mataya                                53                1994              2003               9,800               2.6
Director and Treasurer

Charles L. Parker, Jr.                           41                1994              2003              87,313 (4)           7.6
Director

George S. Perce                                  64                1990              2003              87,333 (4)           7.6
Director and Secretary
                                                   DIRECTORS CONTINUING IN OFFICE

Richard C. Kauzlaric                             65                1983              2004             129,476              11.2
President and Director

Wallace R. Phillips, D.D.S.                      81                1971              2004              39,082 (4)           3.4
Chairman of the Board

Vernon I. Hamilton                               73                1990              2005              55,907               4.8
Director

James Nechero, Jr.                               69                1976              2005              56,820               4.9
Director
                                   NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS OF THE COMPANY

Richard P. Gallegos                              52                 --                --               23,316               2.0
Vice President and
President of the Bank

Jerry R. Spurlin                                 61                 --                --               36,993               3.2
Chief Financial Officer and
Assistant Secretary

Leonard C. Scalzi                                55                 --                --               10,040                *
Senior Vice President of the Bank

Directors and executive officers as a            --                 --                --              580,137                47
group (11 persons)

-------------------------------

(1)      At June 30, 2003.
(2) Refers to the year the individual first became a director of the Company or the Bank. All such directors became directors of the Company when the Company was incorporated in March 1995.
(3) Includes the following number of shares that may be acquired within 60 days of the record date by the exercise of options: Hamilton - 9,096; Nechero - 9,457; Mataya - 8,927; Parker - 9,265; Perce - 9,289;
         Kauzlaric - 10,181; Phillips - 9,096; Gallegos - 10,000; and Scalzi - 5,250.
(4) Excludes 32,934 shares of Common Stock held under the ESOP for which such individual serves as either an ESOP Trustee or as a member of the ESOP Committee. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
*        Less than 1% of the common stock outstanding.

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

Nominees for Directors:

         Michael P. Mataya is President and Chief Executive Officer of Indian Capital Distributing Co., a wholesale gasoline marketer. Mr. Mataya is Director of the New Mexico Petroleum Marketers Association and is a former member of the Board of Directors for Los Angeles Crippled Children's Hospital.

         Charles L. Parker, Jr., currently serves as President of Sanders Trading Corp., Twin Lakes Trading Corp. and Chambers Trading Corp. Mr. Parker also serves as Vice President of Allifer, Inc. These corporations are privately held and engaged in retail and real estate investment activities.

         George S. Perce is a Professional Engineer, a Professional Surveyer, the retired owner of Perce Engineering and owner of Perce Farms of Deming, a producing pecan grove.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Richard C. Kauzlaric was appointed President of the Company on October 28, 2002. Mr. Kauzlaric is also President of Bubany Insurance Agency, Inc., President of Western New Mexico Gallup Foundation, past Regent of Western New Mexico University, past President of New Mexico Amigos, and a sustaining member of the Amigos. Mr. Kauzlaric has been instrumental in the redevelopment of downtown Gallup. Mr. Kauzlaric served as Chairman of the Board of the Bank from 1989 to 2000.

         Wallace R. Phillips, D.D.S. is a retired dentist. He currently serves as Commissioner of the Gallup Municipal Airport.

         Vernon I. Hamilton is President of V.I. Hamilton Construction Co., Inc. Mr. Hamilton is a member of the United Methodist Church, the Elks, the Masons, and the Community Concert Association.

         James Nechero, Jr. was President of the Company until October 28, 2002. Mr. Nechero is the President of Eagle Energy, Inc., a real estate investment company and is a member of the New Mexico Amigos.

Named Executive Officers Who Are Not Directors of the Company:

         Richard P. Gallegos joined the Bank as its President on November 16, 1998 and was appointed Vice President of the Company in 2000 and became a member of the Board of Directors of the Bank in 2002. Prior to his joining the Bank, Mr. Gallegos was a President and Vice President of a financial institution in Gallup, New Mexico and Albuquerque, New Mexico, respectively. Mr. Gallegos is Treasurer of the Gallup-McKinley County Chamber of Commerce, a committee member of the McKinley/Cibola/San Juan Counties Enterprise Loan Fund and a member of the Gallup Rotary Club. Previously, Mr. Gallegos served on the board of Consumer Credit Counseling of New Mexico.

         Jerry R. Spurlin has been with the Bank since September of 1990 and served as President from February 1991 to November 1998. Mr. Spurlin currently serves as Chief Financial Officer and Assistant Secretary of the Company and is Treasurer and a member of the Board of Directors of the Bank. Previously, he was an Executive Vice President, Senior Vice President and Vice President at a financial institution in Alamogordo, New Mexico. He has served twice as President of the Gallup-McKinley County Chamber of Commerce, and is the Chairman of the Staff Parish Relations Committee for the First United Methodist Church of Gallup. Mr. Spurlin is Secretary/ Treasurer of New Mexico Western University Gallup Foundation, a former director of the Gallup Downtown Development Group and a member of the Gallup Rotary Club. He is the Treasurer and a director of the Navajo Partnership for Housing and President of Habitat For Humanity of Gallup.

         Leonard C. Scalzi, joined the Bank on May 1, 2000 as Senior Vice President - Commercial Lending. Previously, Mr. Scalzi served as a senior lender for two New Mexico financial institutions. He is a member of the New Mexico Amigos, a director for Childhaven, a director of the San Juan College Foundation, a director of Independent Community Bankers Association of New Mexico and a former president and director of the San Juan Country Club.

Other Executive Officer Who Is Not A Director:

         William W. Head, Jr., age 63, is the Chief Lending Officer of the Bank. Previously Mr. Head was a lawyer in private practice with an emphasis in banking, commercial, real estate and probate law. Currently, Mr. Head is a director of the Housing Authority of the City of Gallup. He has been a member of the Board of Directors and President of the Inter-Tribal Indian Ceremonial Association.

Meetings and Committees of the Board of Directors

         During the fiscal year ended June 30, 2003, the Board of Directors of the Company held a total of 13 meetings. No director, attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, the Company has a Nominating Committee, a Personnel and Compensation Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors of the Company. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Certificate of Incorporation. The Nominating Committee, which is not a standing committee, met once during the 2003 fiscal year.

         The Personnel and Compensation Committee is comprised of Directors Nechero, Mataya, Perce, Phillips, and Mr. Gallegos. This standing committee meets as needed to review all personnel matters. As a member of the Committee, Mr. Gallegos does not act on matters related to his compensation. The Committee met five times during the 2003 fiscal year.

         The Audit Committee is comprised of Directors Parker, Nechero and Hamilton. The Board of Directors has determined that a majority of the members of the Audit Committee are independent in accordance with the listing requirements for Nasdaq SmallCap market issuers. The Board of Directors has adopted an amended, written Audit Committee Charter, which is attached to this proxy statement at Appendix A. The Audit Committee is a standing committee and reports to the Board of Directors. Its primary function is to assist the board in fulfilling its responsibility to stockholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Audit Committee met eight times during the 2003 fiscal year.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement for the year ended June 30, 2003 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with Neff + Ricci LLP ("Neff + Ricci"), the Company's independent public accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Neff + Ricci required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Neff + Ricci its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003, for filing with the Securities and Exchange Commission.

         Audit Committee:

         Charles L. Parker, Jr., Chairman
         James Nechero, Jr.
         Vernon I. Hamilton

Audit Fees

         The aggregate fees billed by Neff + Ricci for professional services rendered for the audit of the Company's consolidated annual financial statements and for the reviews of the financial statements included in the Company's quarterly reports on Forms 10-QSB for the fiscal years ended June 30, 2002 and June 30, 2003 were $32,300 and $34,600, respectively.

Audit Related Fees.

         There were no fees billed by Neff + Ricci for assurance and related services related to the performance of the audit of the Company's annual financial statements and to the review of the financial statements in the Company's Form 10-QSB filings for the years ended June 30, 2003 and 2002.

Tax Fees.

         The aggregate fees billed by Neff + Ricci for professional services rendered for tax compliance, tax advice and tax planning for the years ended June 30, 2003 and 2002 were $5,098 and $4,100, respectively. Such tax-related services consisted in both years of tax return preparation and consultation.

All Other Fees

         The aggregate fees billed by Neff + Ricci to the Company and its consolidated subsidiary for services or products other than those listed under the captions "Audit Fees," "Audit Related Fees" and "Tax Fees" totaled $6,125 for the year ended June 30, 2002 and consisted of tax valuations. There were no "other fees" billed by Neff + Ricci for the year ended June 30, 2003.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each member of the Board of Directors of the Company receives an annual retainer of $3,000 plus $100 per regular or special board meeting attended. Each member of the Board of Directors of the Bank who attends a minimum of ten regular meetings receives an annual fee of $13,200. The Chairman of the Board of the Bank receives an additional fee of $6,000. Committee members receive fees of $100 per meeting attended with the exception of the audit committee, which receives $300 per meeting attended. Except for Mr. Kauzlaric, no board or committee fees are paid to board members who are also employees. During the fiscal year ended June 30, 2003, the Company paid a total of $147,000 in director fees.

Executive Compensation

         Summary Compensation Table. The following table sets forth information concerning the compensation for services in all capacities for the fiscal years provided below of those persons who were, at June 30, 2003, (a) our chief executive officer and (b) our other most highly compensated officers (collectively, the "named executive officers"). No other executive officer of the Company or the Bank received cash compensation (salary and bonus) in excess of $100,000 for the year ended June 30, 2003.


                                                                                        Long Term Compensation
                                                Annual Compensation                             Awards
                                     -------------------------------------------      ---------------------------
                                                                                                       Securities
                                                                                      Restricted       Underlying
Name and                                                          Other Annual          Stock           Options/       All Other
Principal Position         Year      Salary($)    Bonus($)     Compensation($)(1)     Awards($)          SARs(#)    Compensation($)
-------------------        ----      ---------    --------     ------------------     ---------         --------    ---------------

Richard Kauzlaric          2003           --            --        19,500                 --               -- (2)             --
President and
Director of the
Company

James Nechero, Jr.         2003           --            --        19,500                 --               --                 --
Former President of        2002           --            --        16,700                 --               --                 --
the Company                2001           --            --        17,600                 --               -- (2)             --

Richard P. Gallegos        2003      122,420        32,500            --                 --               --              7,004 (5)
Senior Vice President      2002      117,420        32,500            --                 --               --              6,854
and President of the       2001      114,000        28,000            --                 -- (3)           -- (2)          7,144
Bank

Jerry R. Spurlin           2003       89,000        20,000            --                 --               --             15,731 (6)
Chief Financial            2002       86,400        20,000            --             61,413 (4)           --             15,618
Officer                    2001       83,883        25,000            --                 --               --             13,963

Leonard C. Scalzi          2003       77,500        32,500            --                 --               --              3,988 (8)
Senior Vice President      2002       73,500        30,000            --                 --               --              1,546
                           2001       70,000        50,000            --                 -- (7)           -- (2)             --

---------------------------

(1)  Represents directors fees.

(2) For Messrs. Nechero, Gallegos, Scalzi and Kauzlaric represents awards of 1,833, 12,500, 8,750 and 2,557 option shares, respectively, on November 16, 1998, April 28, 2000, May 1, 2000, and April 28, 2000. See "Other Benefits -- Stock Awards."

(3) In fiscal 1999, Mr. Gallegos was awarded 7,500 shares of Common Stock under the Management Stock Bonus Plan ("MSBP") based upon the value of such stock of $10.90 per share as of the date of such award. Such stock awards become non-forfeitable at the rate of 1,500 shares per year commencing on November 16, 1999. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable. At June 30, 2003, 1,500 shares with a market value of $25,200 at such date (based on the closing price of Common Stock of $16.80 at such date) remain unvested.

(4) Mr. Spurlin was awarded 4,250 shares under the MSBP based upon the value of such stock of $14.45 per share as of the date of such award. Dividend rights associated with the MSBP are accrued and held in arrears to be paid at the that such stock becomes non-forfeitable. At June 30, 2003, 2,550 shares with a market value of $42,840 at such date (based on the closing price of Common Stock of $16.80 at such date) remain unvested.

(5) Includes an allocation of 1,314 shares of Common Stock (at a cost basis of $5.33) under the ESOP. As of June 30, 2003, the market value of the ESOP shares was $22,075.

(6) Includes $2,598 of health insurance and an allocation of 2,464 shares of Common Stock (at a cost basis of $5.33) under the ESOP. As of June 30, 2003, the market value of the ESOP shares was $41,395.

(7) Represents awards of 3,750 shares of Common Stock under the MSBP based upon the value of such stock of $11.00 per share as of the date of such award. Such stock awards become non-forfeitable at the of 750 shares per year commencing on May 1, 2001. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-fortfeitable. At June 30, 2003, 1,500 shares with a market value of $25,200 at such date (based on the closing price of $16.80 at such date) remain unvested.

(8) Includes an allocation of 750 shares of Common Stock (at a cost basis of $5.33) under the ESOP. As of June 30, 2003, the market value of the ESOP shares was $12,600.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted to the named executive officers and held by them as of June 30, 2003. The Company has not granted to those named executive officers any stock appreciation rights.


                               Aggregated Options in Last Fiscal Year and FY-End Option
---------------------------------------------------------------------------------------------------------------------
                                                            Number of Securities
                            Shares                         Underlying Unexercised        Value of Unexercised
                           Acquired                               Options                in-the-Money Options
                              on            Value                at FY-End                    at FY-End
                           Exercise       Realized                  (#)                          ($)
          Name                (#)           ($)         Exercisable/Unexercisable    Exercisable/Unexercisable
---------------------------------------------------------------------------------------------------------------------
Richard Kauzlaric              --           --                10,180/    --               86,487/      -- (1)(2)
Richard P. Gallegos            --           --                10,000/ 2,500               59,000/  14,750 (3)
James Nechero, Jr.             --           --                 9,456/    --               82,288/      -- (4)(5)
Leonard C. Scalzi              --           --                 5,250/ 3,500               30,450/  20,300 (6)

------------------------------

(1) Based upon an exercise price of $7.40 per share for 7,623 exercisable shares and a closing price of $16.80 at June 30, 2003.
(2) Based upon an exercise price of $11.00 per share for 2,557 exercisable shares and a closing price of $16.80 at June 30, 2003.
(3) Based upon an exercise price of $10.90 per share and a closing price of $16.80 at June 30, 2003.
(4) Based upon an exercise price of $7.40 per share for 7,623 exercisable shares and a closing price of $16.80 at June 30, 2003.
(5) Based upon an exercise price of $11.00 for 1,833 exercisable shares and a closing price of $16.80 at June 30, 2003.
(6) Based upon an exercise price of $11.00 per share and a closing price of $16.80 at June 30, 2003.

         Change in Control Agreement. The Bank entered into separate change in control severance agreements with Messrs Gallegos, Spurlin and Scalzi for a term of three years. The agreements are terminable by the Bank at its sole discretion. If the Bank terminates any of these three executives absent a change in control of the Bank, such individuals will not be entitled to any severance payments. In the event of the termination of employment in connection with any change in control of the Bank or the Company, such individuals will each be paid a lump sum amount equal to 200% times the base annual salary in effect as of the end of the calendar year prior to the date of termination of employment. In the event of a change of control as of June 30, 2003, Messrs. Gallegos, Spurlin and Scalzi would have received approximately $235,000, $173,000, and $147,000, respectively.

-------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The  Bank,  like  many  financial  institutions,  grants  loans  to its officers and directors. All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Company. Savings institutions are permitted to make loans to executive officers, directors and principal shareholders ("insiders") on preferential terms, provided the extension of credit is made pursuant to a benefit or compensation program of the Bank that is widely available to employees of the Bank or its affiliates and does not give preference to any insider over other employees of the Bank or affiliate. As part of the Bank's compensation program, the Bank sets the interest rate for loans approved for full-time employees, officers and directors for personal, non-business purposes at a rate which is 1% lower than the rate for non-employees for the same type of loan, as long as the resulting interest rate is not lower than the Bank's cost of funds. Such rates are only effective while such persons are employees, officers, or directors of the Bank. Upon termination, resignation or retirement, the rate reverts to the market rate that existed at the time the loan is granted. All other loans to insiders have been made in the ordinary course of business, and on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features.

         Set forth below is certain information relating to loans made on preferential terms to executive officers and directors of the Company and the Bank whose total aggregate loan balances on preferential terms exceeded $60,000 at any time during the year ended June 30, 2003.


                                                                                Prevailing
                                                                 Original        Rate at                        Unpaid
   Name of Officer or                              Date            Loan          Time of        Employee       Balance
        Director           Type of Loan         Originated      Amount ($)       Loan (%)       Rate (%)     06/30/03 ($)
   -----------------       -------------        ----------      ----------       --------      ----------    ------------

James Nechero, Jr.       Home Mortgage           03/12/98        112,000            6.63           5.63        103,408

Michael P. Mataya
  Revocable Trust        Home Mortgage           09/06/99        260,000            7.75           4.13        213,497

Michael P. Mataya        Automobile              02/20/03          9,054           10.50           9.50          9,054

Jerry R. Spurlin         Home Mortgage           08/07/98        129,000            6.63           4.63        128,667
Jerry R. Spurlin         Home Equity Line
                           of Credit              4/23/97         17,000            7.75           5.00         11,850

William W. Head, Jr.     Home Mortgage           10/18/99        132,000            7.75           5.00        116,893
William W. Head, Jr.     Home Equity Line
                           of Credit              5/22/00         20,000            7.75           5.00         15,967

Charles L. Parker, Jr.   Home Mortgage           03/07/01        400,000            7.38           4.13        362,441

Richard P. Gallegos      Home Mortgage           01/28/97        124,000            7.38           4.13        114,063


--------------------------------------------------------------------------------
                  PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         Neff + Ricci was the Company's independent public accountants for the fiscal year ended June 30, 2003. The Board of Directors has approved the selection of Neff + Ricci to be its accountants for the fiscal year ending June 30, 2004, subject to ratification by the Company's stockholders. A representative of Neff + Ricci is not expected to be present at the Annual Meeting and will, therefore, be unable to respond to stockholders' questions or make a statement.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE APPROVAL OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF Neff + RICCI AS THE COMPANY'S ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2004, all stockholder proposals must be submitted to the Secretary at the Company's office, 221 West Aztec Avenue, Gallup, New Mexico 87301, on or before May 30, 2004. Under the Certificate of Incorporation, in order to be considered for possible action by stockholders at the 2004 annual meeting of stockholders, stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than August 29, 2004.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2003 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, GFSB BANCORP, INC., 221 WEST AZTEC AVENUE, GALLUP, NEW MEXICO 87301.

                                   BY ORDER OF THE BOARD OF DIRECTORS




                                   /s/George S. Perce
                                   ------------------
                                   George S. Perce
                                   Secretary

Gallup, New Mexico
September 26, 2003

                                                                  APPENDIX A
                                                                  ----------


                               GFSB BANCORP, INC.
                         AMENDED AUDIT COMMITTEE CHARTER

Committee Responsibilities

         The Audit Committee of the Board of Directors of GFSB Bancorp, Inc. (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The independent auditors shall report directly to the Audit Committee.

         The Committee is granted the authority to investigate any activity of the Company and it is empowered with:

     o sole authority to appoint, determine the funding for the outside auditors in accordance with Section 10A(m)(2) of the Securities Exchange Act of 1934 (the "Act");

     o the responsibility to establish procedures for complaints as set forth in Section 10A(m)(4) of the Act; and

     o the authority to engage and determine funding for independent counsel and other advisors as set forth in Section 10A(m)(5) of the Act.

         The Committee shall:

     o Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

     o Receive on an annual basis a written statement from the independent auditors detailing all relationships between the independent auditors and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact objectivity and independence of the independent auditors, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors.

     o Discuss with the independent auditors SAS 61 matters, as may be, modified or supplemented.

     o Review with the independent auditors (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent auditors or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls and (4) cooperation received from management in the conduct of the audit.

     o    Prior  to  the  filing  of  audited  financial   statements  with  the
          Securities  and  Exchange   Commission,   obtain  a  report  from  the
          independent  auditors  of:

          (1)  all critical accounting policies and practices to be used;
          (2) all alternative treatments within generally accepted accounting principles and practices related to material items that have been discussed with management, including:

               (i) ramifications of the use of such alternative disclosures and treatments; and
               (ii) the treatment preferred by the auditor; and

          (3) other material written communications between the auditor and the management, such as any management letters or schedule of unadjusted differences.

     o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-KSB.

     o Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

     o Review interim results with the Company's financial officer and the independent auditors prior to the public announcement of financial results and the filing of the Form 10-QSB.

     o Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     o Review significant accounting, reporting, regulatory or industry developments affecting the Company.

     o    Discuss  with  management  and the  independent  auditors,  any issues
          regarding   significant  risks  or  exposures  and  assess  the  steps management has taken to minimize such risk.

     o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

         The Audit Committee shall pre-approve all audit services and permissible non-audit services to be rendered by the independent auditors in accordance with Section 10A(i) of the Act. The Audit Committee may establish written policies and procedures for the pre-approval of audit and non-audit services to be performed by the outside auditor provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Audit Committee's responsibilities to management. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve audit or non-audit services to be performed by the outside auditor provided that any such approvals are presented to the full Committee at its next scheduled meeting.

Committee Membership

         The membership of the Audit Committee shall be composed of at least three directors each of whom (i) meets the criteria for independence set forth in Section 10A(m)(3) of the Act, and (ii) is a nonexecutive director free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. A majority of the members of the Audit Committee meet the definition of "independence" as defined by Rule 4200(a)(14) of the Rules of the Nasdaq Stock Market in accordance with the Exception for Small Business Filers contained in Rule 4350(d)(2)(C).


Committee Meetings

         The Audit Committee shall meet at least four times per year or more frequently as circumstances require, and, at least once each year, have separate private meetings in executive sessions with the independent auditors, management and the internal auditors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy statement for the annual meeting of stockholders of the Company at least every three years.

--------------------------------------------------------------------------------
                               GFSB BANCORP, INC.
                              221 WEST AZTEC AVENUE
                            GALLUP, NEW MEXICO 87301
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 27, 2003
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of GFSB Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Gallup Federal Savings Bank's Loan Center located at 214 West Aztec Avenue, Gallup, New Mexico, on October 27, 2003, at 10:00 a.m., local time and at any and all adjournments thereof, in the following manner:

                                                            FOR         WITHHELD
                                                            ---         --------

1.       To elect three directors as set forth
         below (except as marked to the contrary):         |_|            |_|

                  Michael P. Mataya
                  Charles L. Parker, Jr.
                  George S. Perce

         (Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

         -----------------------------------------------------------------------

                                                          FOR   AGAINST  ABSTAIN
                                                          ---   -------  -------

2.       To  ratify  appointment  of Neff + Ricci  LLP,   |_|     |_|      |_|
         as  independent  public
         accountants of the Company
         for the fiscal year ending June 30, 2004.

     The  Board  of   Directors   recommends  a  vote
     "FOR"  the  above  listed propositions.


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated September 26, 2003 and the 2003 Annual Report.



Dated:                              , 2003
       -----------------------------


Please check this box if you are planning on attending the Meeting. |_|


-------------------------------               ----------------------------------
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SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
                                                                        --------
POSTAGE-PREPAID ENVELOPE.
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